Exhibit 99.2

NASDAQ:RILY September 2019 Investor Presentation

Title Text This presentation contains statements that are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended that are based on management’s current expectations and assumptions and are subject to risks and uncertainties . These forward looking statements can often be identified by their use of words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “forecast,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology . Such forward looking statements include, but are not limited to, expressed or implied statements regarding future financial performance and future dividends, the effects of our business model, the effects of our balance sheet on our ability to pursue business opportunities , statements regarding the terms and conditions and timing of the senior notes offering and the intended use of proceeds, the effects and anticipated benefits of our acquisitions and related actions, the strength of our business segments, assessments of future opportunities and performance, expectations regarding future transactions, and the financial impact, size and consistency of returns and timing thereof, expectations regarding market dynamics, as well as statements regarding the effect of investments in our business segments . Because these forward - looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward - looking statements . Factors that could cause actual results to differ from those contained in the forward - looking statements include but are not limited to risks related to : volatility in our revenues and results of operations ; changing conditions in the financial markets ; our ability to generate sufficient revenues to achieve and maintain profitability ; the short term nature of our engagements ; the accuracy of our estimates and valuations of inventory or assets in “guarantee” based engagements ; competition in the asset management business ; potential losses related to our auction or liquidation engagements ; our dependence on communications, information and other systems and third parties ; potential losses related to purchase transactions in our auctions and liquidations business ; the potential loss of financial institution clients ; potential losses from or illiquidity of our proprietary investments ; changing economic and market conditions ; potential liability and harm to our reputation if we were to provide an inaccurate appraisal or valuation ; failure to successfully compete in any of our segments ; loss of key personnel ; our ability to borrow under our credit facilities or raise additional funds through offerings as necessary ; failure to comply with the terms of our credit agreements ; our ability to meet future capital requirements ; our ability to promptly and effectively integrate our business with that of magicJack ; and the diversion of management time on acquisition - related issues . Other factors that could adversely affect our operating results and cash flows include (without limitation) those risks described from time to time in B . Riley Financial, Inc . ’s periodic filings with the SEC, including, without limitation, the risks described in B . Riley Financial, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2018 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ and our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2019 . These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward - looking statements . All information is current as of the date this presentation is issued , and B . Riley Financial, Inc . undertakes no duty to update this information . Safe Harbor Statement 2 We have filed a registration statement (including a prospectus) with the SEC for the offering to which this presentation relates. Before you invest in such offering, you should read the prospectus in that registration statement, the prospectus supplement for the offering and other documents we have filed with the SEC for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, we will arrange to send you the prospectus if you request it by calling 1-703-312-9580. In particular, you should review the preliminary prospectus supplement that we have prepared in connection with the offering and the financial information included or incorporated by reference therein before you invest.

Title Text I. Transaction Summary & Credit Metrics II. B. Riley Financial at a Glance III. Segments Overview IV. Financial Overview V. Appendix 3 Table of Contents

I. Transaction Summary & Credit Metrics

Title Text 1. Actual offering size and pricing may differ materially from the figures shown; offering size and pricing to be determined by neg otiations between the Company and the underwriters. Transaction Summary Issuer B. Riley Financial, Inc. Security Senior Unsecured Notes Proposed Ticker / Exchange RILYN / Nasdaq Offering Size $50,000,000 (1) Notes Offered 2,000,000 (1) Overallotment Option 15% Par Value $25.00 Coupon 6.625% area (1) Maturity The Notes will mature on September 30, 2026, unless redeemed prior to maturity. Call Feature The Notes may be redeemed for cash in whole or in part at any time at the Issuer’s option (i) on or after September 30, 2022 and prior to September 30, 2023, at a price equal to $25.50 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after September 30, 2023 and prior to September 30, 2024, at a price equal to $25.25 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iii) on or after September 30, 2024 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. In each case, redemption shall be upon notice not fewer than 30 days and not more than 60 days prior to the date fixed for redemption. Use of Proceeds • Redemption of all or a portion of the Issuer’s existing 7.50% Senior Notes due 2021 and • General corporate purposes, including funding future acquisitions and investments, repaying indebtedness, capital expenditures and funding working capital Expected Pricing Date 9/18/2019 Bookrunning Managers B. Riley FBR, Janney Montgomery Scott, Ladenburg Thalmann, and Incapital Co - Managers Wedbush Securities, William Blair, and Boenning & Scattergood, Inc. 5

Title Text 6 Credit Metrics 1. Includes approximately $270.3M in securities and other investments owned minus $42.8M in securities sold not yet purchased. 2. Other equity investments and deposits reported in prepaid expenses and other assets. 3. Excludes operating lease liabilities. 4. For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix . Credit Statistics 6/30/2019 B. Riley ($ in millions) Financial Cash and Cash Equivalents 55.6$ Due from Clearing Brokers 29.2 Marketable Securities, net (1) 227.5 Restricted Cash 2.6 Loans Receivable 250.5 Advances Against Customer Contracts 5.3 Other Equity Investments and Other (2) 106.9 Total Cash, Net Securities, and Other 677.8 Existing Senior Notes Payable - Bonds 582.5 Term Loan 80.9 Notes Payable 1.2 Total Debt (3) 664.6 Cash, Securities and Other Investments Owned, Net of Debt (3) 13.2$ LTM 6/30/2019 Revenue 508.5$ LTM 6/30/2019 Adjusted EBITDA (4) 119.5 LTM 6/30/2019 Interest Expense 41.2$ Net Debt / LTM Adj. EBITDA (3)(4) -0.1x Total Debt / LTM Adj. EBITDA (3)(4) 5.6x LTM Adj. EBITDA / LTM Interest Expense (4) 2.9x

II. B. Riley at a Glance

Title Text Company Overview Bryant Riley Chairman & Co - CEO ● Founded: 1997 ● Headquarters: Los Angeles, CA ● Employees: 1,000+ ● Major Offices: Los Angeles, New York, San Francisco, Metro D.C., Chicago, Boston, Memphis, Atlanta, Houston, Dallas, Miami, Ft. Lauderdale, West Palm Beach 8 Tom Kelleher Co - CEO Alan Forman EVP General Counsel Phil Ahn CFO & COO Kenny Young President Key Stats & Facts Key Executives * International operations in Germany, Australia and India Locations

Investment Metrics

Balance Sheet Summary [1]	
Cash & Cash Equivalents	***$55.6M***
Marketable Securities, net [2]	*$227.5M*
Loans Receivable	*$250.5M*
Other investment assets [3]	*$144.2M*
Total Cash, Net Securities, and Other [2][3]	***$677.8M***
Term Loan	*$80.9M*
Senior Notes and other Notes Payable	*$583.7M*
Total Debt [4]	***$664.6M***
Total Cash and Investments, Net of Debt [5]	**$13.2M**

Financial Highlights [6]	
Revenues	***$508.5M***
Adj. EBITDA [7]	***$119.5M***

Trading Data	
Stock Price, at 9/13/19	***$23.43***
52 Week High/Low	*$23.79/$13.60*
Shares Outstanding [1]	*26.9M*
Public Float, est. [1]	*75.7%*
Inst. Holdings [8]	*48.6%*
Insider Holdings [1]	*24.3%*
Dividend Yield – TTM [9]	*$1.00 (4.3%)*

Valuation Measures	
Market Cap	***$630.7M***
Enterprise Value [10]	***$617.6M***
EV/Revenue [6][10]	*1.2x*
EV/Adj. EBITDA [6][7][10]	*5.2x*

Revenues [11]



$322.2M
$423.0M
$508.5M
FY 2017
FY 2018
6/30/19 LTM

Adjusted EBITDA [7] [11]



$69.8M
$89.6M
$119.5M
FY 2017
FY 2018
6/30/19 LTM

1. As of June 30, 2019
2. Includes approximately $270.3M in securities and other investments owned net of $42.8M in securities sold not yet purchased.
3. Includes approximately $2.6M in restricted cash, $29.2M in due from clearing brokers, $5.3M in advances against customer contracts, approximately $107M in other equity investments and deposits reported in prepaid expenses and other assets.
4. Total debt excludes operating lease liabilities.
5. Total cash and investments, net of debt is defined as total cash, net securities, and other minus total debt.
6. Revenue and Adjusted EBITDA based on 6/30/19 LTM results.
7. For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.
8. Source: NASDAQ as of 9/13/19.
9. Calculated based on total dividends paid since September 2018, divided by share price as of 9/13/19.
10. Enterprise value is defined as market capitalization, less cash and cash equivalents, restricted cash, amounts due from clearing brokers, advances against customer contracts, loans receivable, the net amount of securities and other investments owned and securities sold not purchased, and other equity investments and deposits reported in prepaid expenses and other assets, plus notes payable, term loan and senior notes payable.
11. Excludes results from FBR & Co. prior to 6/1/17, Wunderlich Investment Company, Inc. prior to 7/3/17, GlassRatner Advisory & Capital Group LLC prior to 8/1/18, and magicJack VocalTec Ltd. prior to 11/14/18.

B RILEY Financial | 9

Title Text 10 Origin and Historical Timeline With over 20 years of continued growth, B. Riley has created a unique platform with diverse revenue streams and a full suite of end - to - end services and solutions for clients and partners

Title Text Trusted Advisors We offer a wide range of end - to - end business advisory and financial services solutions tailored to fit the needs of our clients through our diverse mix of complementary businesses Strategic Partners We partner with clients in providing senior - led services and financing to support the execution of mission - critical strategic growth objectives at any stage in the company life cycle Value Investors We leverage the deep investment, operational and industry expertise of our affiliated companies to source attractive opportunities that are proprietary to B. Riley Who We Are 11

Our Platform and Approach

Our unique platform provides proprietary investment and business opportunities

- We create end-to-end solutions for clients and partners through a mix of complementary businesses
- Investing alongside our clients and partners creates opportunity to generate returns for our investors

Proprietary Cross-Platform Opportunities

- We actively invest in opportunities which:
  - Create fee opportunities
  - Generate yield
  - Drive incremental returns

Business Opportunities

- Our diverse business mix provides us with:
  - In-house partnership opportunities
  - Competitive cross-selling advantage
  - Ability to develop differentiated solutions for our clients

Illustrative Examples

BON-TON	Led restructuring and co-acquired rights to certain assets to facilitate pay-down of ABL and DIP credit facilities. Conducted store closing and real estate asset liquidation.
bebe	Led restructuring and transformation into online-only retailer. Leveraging NOL for attractive investment yields. Assisting in acquiring licenses and paying dividends. Own approx. 30%
B&W	Arranged $150M in secured financing and provided necessary liquidity needed to continue its operational transformation.
Z GALLERIE	Developed restructuring plan and provided exit facility to finance DirectBuy's acquisition of its assets. Conducting store closings.

1. Source: Sonim Technologies Inc. S1 filing on 4/15/19. Represents ownership percentage for B. Riley Financial and its affiliates.

B RILEY Financial | 12

Title Text • Full Service Investment Bank • Capital Markets, M&A, Restructuring • 450+ Companies Covered by Research • 1,100+ Institutional Sales & Trading Clients • Asset Disposition & Appraisal Services • Retail & Wholesale, Industrial Liquidations • Asset - Based Lending Appraisals, Valuations • 1,000+ Unique Company Appraisals/Year • Bankruptcy, Restructuring Advisory • Forensic Accounting, Litigation Support • Valuation Disputes, Due Diligence • Expert Witness, CRO Services • SEC Registered Investment Adviser for Asset & Fund Management Business • Including Great American Capital Partners: o Specialty Middle Market Direct Lender o Ability to invest $600M+ • Private Wealth Investment Services • 160+ Financial Advisors • $10B+ in Client AUM • 20 Branch Locations in 13 States • Proprietary Investments • Bridge Loans, Back Stops • Control and Minority Investments Our Structure and Business Mix

Title Text Shareholder Alignment Executives and board maintain significant ownership, strongly aligned with shareholders Insider 24% 14 1. As of June 30, 2019 598K+ 1.8M+ Management and Board Company Buybacks Insider Holdings (1) Shares Purchased since Q1 2018 (1) Insider Ownership ● 24 . 3 % of total shares held by Management and Directors ● 598 K+ shares purchased by Management and Board in open market since January 2018 Company Buybacks ● 1 . 8 M+ shares and warrants repurchased since Q 1 2018 o 1 . 2 M+ shares repurchased o 638 K+ warrants repurchased

Title Text Barneys New York Secures Funds From Brigade, B. Riley Published August 7, 2019 Barneys New York secures ~$218m in new financing from Brigade Capital Management and B. Riley Financial to facilitate going concern sale process. Recent Developments 15 US Retailers Quicken Exit from Malls as Online Shopping Bites Published July 20, 2019 “We’ve been the busiest we’ve ever been in our history,” said Scott Carpenter, head of retail liquidation at Great American Group . B. Riley, Twin Lakes Revive Sergio Tacchini Published July 10, 2019 Twin Lakes Capital and B. Riley Financial , along with entrepreneur Stefano Maroni, have teamed up to acquire and relaunch fashion label Sergio Tacchini. B. Riley Financial Ups Dividend, Declares Special Dividend Published August 2, 2019 B. Riley Financial 's board declared a regular quarterly dividend of 17.5 cents per share, up from the previous payout of 8 cents, as well as a special dividend of 32.5 cents per share. B. Riley Serves as Exclusive Sell - Side Advisor to PCM on $581M Sale to Insight Published September 3, 2019 B. Riley FBR served as exclusive financial advisor to PCM (PCMI) in connection with its completed sale to Insight Enterprises (NSIT). The transaction was valued at approximately $581 million and represents Insight's largest acquisition to date.

III. Segment Overview

Title Text Segment Overview Diverse revenue streams with recurring revenue and episodic opportunities Capital Markets 62% Auction & Liquidation 13% Valuation & Appraisal 8% Principal Investments 17% Capital Markets 35% Auction & Liquidation 31% Valuation & Appraisal 10% Principal Investments 24% Q2 2019 Highlights ● New quarterly record, total revenues of $164.7M ● Strong performance by Liquidation, Banking/Capital Markets ● Steady contributions from Consulting, Appraisal and Wealth ● Addition of magicJack drives Principal Investments increase 17 Opportunities and Outlook ● Robust pipeline of proprietary opportunities for RILY ● Active retail Liquidation environment driven by sector headwinds ● GlassRatner continues positive momentum with B. Riley ● magicJack, United Online outperforming, providing steady FCF Revenue Mix (1) Segment Income Mix (1) 1. Based on June 30, 2019 LTM results.

Title Text Capital Markets 1. Acquired FBR & Co. June 2017 and renamed merged broker - dealers to B. Riley FBR in November 2017; Acquired Wunderlich Investment Company in July 2017 and renamed B. Riley Wealth Management in June 2018; Acquired GlassRatner Advisory & Capital Group LLC in August 2018. 2. Excludes pre - acquisition results for FBR & Co., Wunderlich Investment Company and GlassRatner Advisory & Capital Group LLC. Investment Banking Sales & Trading Equity Research Fund and Asset Management Great American Capital Partners Private Wealth Management Investment Services Retirement Planning Bankruptcy & Restructuring Consulting and Litigation Support Forensic Accounting, Due Diligence Segment Revenues (1) (2) $189.7M $275.1M $316.5M FY 2017 FY 2018 6/30/19 LTM 18 Capital Markets Segment Businesses

Title Text Capital Markets (cont) Recent Transactions ● Offers corporate finance, M&A, restructuring, equity research, sales & trading ● Dominates pre - public private placements (144A) ● Consistently recognized for stock picking ● Sources, structures, prices and allocates own transactions ● 75+ investment banking professionals 19 Institutional Brokerage and Research Sales and Trading Research ● 80+ sales and trading professionals ● Market - maker in 500+ equity securities ● 1,100+ institutional investors covered ● 50+ research professionals ● 450+ companies covered ● ~$650M median market cap 1. Source : Dealogic . Information presented for illustration purposes only and does not represent a recommendation, solicitation or offer to buy or sell any security . Past performance is not indicative of future performance . 2. Source : Dealogic . Apportioned credit to all bookrunning managers ; Rank Eligible transactions only, US and Bermuda Issuers – Market Caps < $ 1 billion – All Industries – 1 / 1 / 2012 – 12 / 31 / 2018 – Initial Common Stock Offerings . Includes deals transacted at predecessor firms and may not be indicative of future capabilities . 3. Source : StarMine rankings as of 9 / 30 / 2018 . Overall coverage includes only companies with a rating & domiciled in the U . S . Does not include Closed End Funds . 4. Source : Dealogic . Apportioned credit to all book - running managers ; Rank Eligible transactions only, US and Bermuda Issuers – Market Caps < $ 1 . 5 Billion – All industries – 12 / 31 / 2008 – 12 / 31 / 2018 – Initial Common Stock Offerings . #1 Bookrunner – 144A Equity Offerings (1) #2 Leading Small - Cap Research Coverage (3) #2 Lead Bookrunner – Initial Equity Offerings for Issuers < $1 Billion (2) Top 5 Bookrunner – Initial Common Stock Offerings for U.S. Small - Caps (4) Small and mid - cap focused investment bank with leading equity offering franchise Accolades May 2019 $ 46 ,000,000 Common Stock Follow - On Lead Bookrunner SPAC August 2019 $253,000,000 Units Initial Public Offering Sole B ookrunner IPO December 2018 $ 55 ,200,000 Initial Public Offering Lead - Left Bookrunner Restructuring August 2019 Financial Advisor August 2019 $581,000,000 Sell - Side Advisor h as been acquired by M&A CMPO completes merger with

Title Text $10B+ Assets under Administration 34,000 (2) Active Client Accounts 160+ Financial Advisors 20 Office Locations Boutique Firm with National Presence Capital Markets (cont) 1. As of June 30, 2019. 2. Figure shown is an approximation and does not reflect actual number of Active Client Accounts. Enhanced distribution through large network of HNW, family office and traditional accounts ● Advises on over $10 billion in assets ● Provides comprehensive financial management and investment services to individuals, families, corporations and non - profits ● Benefits from B. Riley infrastructure, deals syndicate and ancillary investment offerings 20 Corporations ● Financial Planning ● Retirement Income ● Estate Planning ● Qualified Plan and 401(K) Advisory Services ● Investment Banking and Directed Share Programs ● Business Lending Resources through 3rd Party Institutions Individuals Key Statistics (1) ● Risk Management and Insurance ● Trust Management

Title Text Capital Markets (cont) Direct Lending ● General partner for direct lending funds with ability to invest $600M+ (1) ● Provides financing to asset - rich companies seeking capital in addition to traditional debt ● Underwriting analysis based on net recovery from liquidation of assets ● Leverages Great American Group’s cross - industry expertise in asset liquidation and appraisal values Our platform provides opportunity and insight for our fund management businesses 1. As of June 30, 2019 21 Alternatives Credit ● Emerging manager platform and internal funds ● Provides discretionary fixed income investment management services ● Focused on identifying and acquiring undervalued securities in the non - investment grade corporate debt market

Title Text Capital Markets (cont) 22 Nationally recognized bankruptcy and litigation advisor ● Complements B. Riley’s core financial restructuring capabilities ● Strong referral network among prominent law firms, financial institutions ● International reach via BTG Global Advisory network throughout Europe, Asia, Australia, South Africa, Canada and Brazil Recent Accolades 2019 (1) ● #1 Overall Expert Witness ● #1 Forensic Accounting Firm ● #1 Litigation Valuation Firm ● Cross Border Special Situation M&A Deal of the Year 2018 (2) ● Best End to End Litigation Consulting Firm ● Best Expert Witness Provider ● Valuation Service Provider of the Year ● Refinancing Deal of the Year Bankruptcy and Restructuring Advisory Forensic Accounting and Litigation Support Corporate Finance and Valuation Real Estate Advisory Services Core Services 1. Source: ALM’s Daily Report , “Best of 2019” and Global M&A Network , “Turnaround Atlas Awards” (2019) 2. Source: Corporate Counsel , “Best Of” Awards (2018); National Law Journal, “Best Of” Awards (2018); and Global M&A Network , “Turnaround Atlas Awards” (2018)

Title Text Auction & Liquidation Leading provider of large - scale retail liquidations ● Highly profitable, cyclical business with robust store closing project pipeline ● Leverages balance sheet to develop creative deal structures ● Global resources in Europe, Canada and Australia 23 $47.4M $55.0M $68.3M FY 2017 FY 2018 6/30/19 LTM Annual Liquidation Revenue Illustrative Clients $13B+ total value of assets liquidated since 2013 6,800+ completed store closings since 2013

Title Text 1,275 1,350 1,475 FY 2016 FY 2017 FY 2018 Annual Completed Appraisals (1) Appraisal & Valuation One of the largest appraisal practices in the U.S. ● 1,400+ valuation appraisals annually primarily supporting asset based loans ● High recurring business rate among financial institution clients ● Provides opportunities and expertise for GACP direct lending fund 24 Annual Appraisal Revenues Illustrative Clients $31.7M $33.3M $38.7M FY 2016 FY 2017 FY 2018 1. Figures shown are approximations and do not reflect actual number of completed appraisals.

Title Text Principal Investments ● Operationally - focused, control equity investments which leverage B. Riley’s expertise and resources Strong cash - flow companies generating attractive returns 1. Includes results from United Online, Inc. since Q3 2016, and results from magicJack VocalTec Ltd. since Q4 2018. 25 ● Acquired July 2016 ● Internet access and online advertising produce high gross margins; predictable subscriber attrition ● Low overhead from successful execution of cost synergies ● Highly profitable business generating significant cash flows ● Acquired November 2018 ● VoIP cloud technology and services communications provider ● Offers operational synergies with United Online Cumulative Segment Income (1) $9.2M $28.7M $48.2M $63.9M 2016 2017 2018 June 2019 United Online magicJack

Title Text Financings and Recaps Additional Investments Opportunistic investments are accretive and drive shareholder value ● Self - sourced proprietary opportunities from our platform ● Leverages our team’s core operational and investment expertise ● Delivers financial improvements to maximize free cash flow 26 Acquisitions Investment Types Minority Investments B. Riley SPAC ● NYSE: BRPM ● Raised approximately $144M in SPAC IPO ● $300mm - $800mm Target EV ● Focused on opportunistic deal flow created throughout the B. Riley platform

IV. Financial Overview

Title Text Financial Highlights (cont.) Select Income Items (000’s) Q2 2019 Revenues $164,684 Adjusted EBITDA (1) 52,856 Income before income taxes 31,598 Net income attributable to B. Riley Financial 22,157 Adjusted net income attributable to B. Riley Financial (2) $28,263 Diluted income per share $0.82 Adjusted diluted income per share (2) $1.05 Select Balance Sheet Items (000’s) 6/30/19 Cash and cash equivalents $55,609 Due from clearing brokers 29,245 Loans receivable 250,521 Securities and other investments owned, at fair value 270,290 Securities sold not yet purchased 42,754 Term loan 80,916 Senior notes payable 582,482 1. For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix. 2. For a definition of Adjusted Net Income and a reconciliation to GAAP financial measures, please see the Appendix. 28

Title Text Financial Highlights (cont.) Cash and Net Investments (000’s) 6/30/19 Cash and cash equivalents $55,609 Restricted cash 2,635 Due from clearing brokers 29,245 Loans receivables 250,521 Marketable Securities, net (1) 227,536 Advances against customer contracts 5,322 Other equity investments and deposits (2) 106,903 Total Cash, Net Securities, and Other $677,771 Debt (000’s) 6/30/19 Senior notes payable $582,482 Term loan 80,916 Notes payable 1,193 Total Debt $664,591 Total Cash and Investments, Net of Debt (3) $13,180 Total cash and investment, net of debt of $13.2M as of June 30, 2019 29 1. Includes approximately $270.3M in securities and other investments owned net of $42.8M in securities sold not yet purchased. 2. Other equity investments and deposits reported in prepaid expenses and other assets. 3. Total cash and investments, net of debt is defined as total cash, net securities, and other minus total debt.

Title Text Financial Highlights (cont.) Cumulative dividend payout of $2.88 per share from December 2014 through August 2019 Historical Dividends Paid (per share) Cumulative Dividend Payout (per share) $2.88 $0.35 $0.63 $1.30 $2.04 2015 2016 2017 2018 Aug 19 YTD Dividends Paid $0.32 $0.28 $0.67 $0.74 $0.84 2015 2016 2017 2018 Aug 19 YTD Special Dividends Paid Regular Dividends Paid 30

V. Appendix

Title Text Historical Financial Results for B. Riley Financial 1. Excludes FBR & Co. results prior to 6/1/17, Wunderlich Investment Company, Inc. results prior to 7/3/17, and GlassRatner Advi sor y & Capital Group LLC results prior to 8/1/18. 2. Excludes magicJack VocalTec Ltd. results prior to 11/14/18. 3. Adjusted EBITDA: earnings before interest expense, interest income, provision for or benefit from income taxes, depreciation and amortization, share - based payments, fair value adjustments, litigation settlement, insurance settlement recovery, transactions - related costs, and restructuring costs. 32 B. Riley Financial Segment Financial Results (000’s) FY 2017 FY 2018 6/30/19 LTM Q3 2018 Q4 2018 Q1 2019 Q2 2019 Revenues: Capital Markets (1) $189,723 $275,066 $316,501 $76,343 $60,609 $85,301 $94,248 Auction and Liquidation 47,379 54,986 68,258 2,507 10,126 20,709 34,916 Valuation and Appraisal 33,331 38,705 39,051 9,404 11,322 8,583 9,742 Principal Investments - UOL and MJ (2) 51,743 54,234 84,714 11,427 19,974 27,535 25,778 Total Revenue 322,176 422,991 508,524 99,681 102,031 142,128 164,684 Segment Operating Income (Loss): Capital Markets (1) 15,931 10,152 36,684 10,974 (12,544) 13,861 24,393 Auction and Liquidation 11,186 27,013 31,948 349 2,267 11,504 17,828 Valuation and Appraisal 9,713 11,097 10,401 2,902 3,399 1,363 2,737 Principal Investments - UOL and MJ (2) 19,503 19,448 25,558 4,118 5,732 7,929 7,779 Total Segment Income (Loss) 56,333 67,710 104,591 18,343 (1,146) 34,657 52,737 Corporate and Other Expenses (27,489) (22,326) (29,054) (5,505) (5,388) (9,679) (8,482) Adjusted EBITDA (3) $69,783 $89,631 $119,489 $21,006 $11,197 $34,430 $52,856

Title Text Non - GAAP Financial Measures 1. Excludes FBR & Co. results prior to 6/1/17, Wunderlich Investment Company, Inc. results prior to 7/3/17, GlassRatner Advisory & Capital Group LLC results prior to 8/1/18, and magicJack VocalTec Ltd. results prior to 11/14/18. 2. FY 2017 includes $9.0M fair value adjustment. 3. In addition to restructuring costs, FY 2017 includes $6.0M insurance settlement recovery, and Q4 and FY 2018 include $0.5M li tig ation settlement. 33 B. Riley Financial Adjusted EBITDA Reconciliation (1) (000’s) FY 2017 FY 2018 6/30/19 LTM Q3 2018 Q4 2018 Q1 2019 Q2 2019 Net Income (Loss) $11,556 $15,509 $24,189 $2,814 ($8,805) $8,023 $22,157 Provision for (Benefit from) Income Taxes 8,510 4,903 10,930 2,046 (3,509) 3,104 9,289 Interest Expense, net 7,962 32,067 39,165 8,898 8,877 10,133 11,257 Depreciation and Amortization 11,140 13,809 16,883 3,098 4,041 4,913 4,831 Share-based Compensation and Fair Value Adjustment (2) 16,950 11,596 11,908 3,074 3,286 2,614 2,934 Transaction-Related Costs 7,291 2,741 7,528 648 548 5,496 836 Restructuring Costs and Other (3) 6,374 9,006 8,886 428 6,759 147 1,552 Total Adjustments 58,227 74,122 95,300 18,192 20,002 26,407 30,699 Adjusted EBITDA $69,783 $89,631 $119,489 $21,006 $11,197 $34,430 $52,856

Title Text Non - GAAP Financial Measures 1. Excludes FBR & Co. results prior to 6/1/17, Wunderlich Investment Company, Inc. results prior to 7/3/17, GlassRatner Advisory & Capital Group LLC results prior to 8/1/18, and magicJack VocalTec Ltd. results prior to 11/14/18. 2. FY 2017 includes $9.0M fair value adjustment. 3. In addition to restructuring costs, FY 2017 includes $6.0M insurance settlement recovery, and Q4 and FY 2018 include $0.5M li tig ation settlement. 34 B. Riley Financial Adjusted Net Income Reconciliation (1) (000’s) FY 2017 FY 2018 6/30/19 LTM Q3 2018 Q4 2018 Q1 2019 Q2 2019 Net Income (Loss) $11,556 $15,509 $24,189 $2,814 ($8,805) $8,023 $22,157 Amortization of Intangible Assets 7,422 9,133 11,548 2,093 2,734 3,377 3,344 Share-based Compensation and Fair Value Adjustment (2) 16,950 11,596 11,908 3,074 3,286 2,614 2,934 Transaction-Related Costs 7,291 2,741 7,528 648 548 5,496 836 Restructuring Costs and Other (3) 6,374 9,006 8,886 428 6,759 147 1,552 Income Tax Effect of Adjusting Entries (15,741) (9,209) (12,231) (2,628) (3,798) (3,245) (2,560) Tax Benefit from Tax Election to Treat Acquisition of UOL as a Taxable Business Combination (8,389) - - - - - - Tax Expense from New Tax Legislation Change - Reduction in Federal Rate from 35% to 21% 13,051 - - - - - - Total Adjustments 26,958 23,267 27,639 3,615 9,529 8,389 6,106 Adjusted Net Income $38,514 $38,776 $51,828 $6,429 $724 $16,412 $28,263

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